Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of January 12, 2005, among FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC., a Delaware corporation (“Holdings”), FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Borrower), the lenders party to the Credit Agreement referred to below from time to time (the “Lenders”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Credit Agreement, dated as of June 19, 2003 (as amended, modified or supplemented through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend and/or modify certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A. Amendments and Consent to the Credit Agreement

1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clause (g) at the end thereof:

“(g) On the Third Amendment Effective Date, all outstanding B-2 Term Loans of each Lender that has theretofore executed and delivered a counterpart of the Third Amendment to the Administrative Agent in accordance with the terms thereof (each such Lender, a “Third Amendment Consenting Lender” and, collectively, the “Third Amendment Consenting Lenders”) shall be automatically converted into new term loans hereunder (each such term loan, a “Converted B-3 Term Loan” and, collectively, the “Converted B-3 Term Loans”). On or after the Third Amendment Effective Date, each Third Amendment Consenting Lender which holds a B-2 Term Note shall be entitled to surrender such B-2 Term Note to the Borrower against delivery of a B-3 Term Note completed in conformity with Section 1.05; provided that if any such B-2 Term Note is not so surrendered, then from and after the Third Amendment Effective Date such B-2 Term Note shall be deemed to evidence the Converted B-3 Term Loans into which the B-2 Term Loans theretofore evidenced by such B-2 Term Note have been converted. Subject to and upon the terms and conditions set forth herein, each Lender with a B-3 Term Loan Commitment severally agrees to make a term loan or term loans (each, an “Additional B-3 Term Loan” and, collectively, the “Additional B-3 Term Loans” and, together with the Converted B-3 Term Loans, the “B-3 Term Loans”) to the Borrower, which Additional B-3 Term Loans shall be incurred pursuant to a single drawing on the Third Amendment Effective Date. All B-3 Term Loans (i) shall be denominated in Dollars, (ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in Section 1.10(b), all B-3 Term Loans comprising the same Borrowing shall at all times be of the same Type, and (iii) shall be made by each such Lender in that aggregate principal amount which equals the B-3 Term Loan Commitment of such Lender on the Third Amendment Effective Date. Once repaid, B-3 Term Loans incurred hereunder may not be reborrowed. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, in Section 4.02), the proceeds of the Additional B-3 Term Loans shall be immediately applied by the Borrower to repay all outstanding B-2 Term Loans of Third Amendment Non-Consenting Lenders (if any) on the Third Amendment Effective Date before being used for the other purposes set forth in Section 7.08(a).”

2. Section 1.03(a) of the Credit Agreement is hereby amended by inserting the text “, B-3 Term Loans” immediately after the text “B-2 Term Loans” appearing in clause (iii) of the second sentence of said Section.

3. Section 1.05(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (iv) of said Section and (ii) inserting the following new clause (vi) immediately before the period appearing at the end of said Section:

“, and (vi) in the case of B-3 Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-6, with blanks appropriately completed in conformity herewith (each a “B-3 Term Note” and, collectively, the “B-3 Term Notes”)”.

4. Section 1.05(b) of the Credit Agreement is hereby amended by inserting the following new sub-clause (D) at the end thereof.

“(D) The B-3 Term Note issued to each Lender that has a B-3 Term Loan Commitment or outstanding B-3 Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Third Amendment Effective Date (or, if issued after the Third Amendment Effective Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the B-3 Term Loans of such Lender on the Third Amendment Effective Date after giving effect to any Additional B-3 Term Loans made by such Lender on such date (or, if issued after the Third Amendment Effective Date, be in a stated principal amount equal to the outstanding B-3 Term Loans of such Lender at such time) and be payable in the outstanding principal amount of B-3 Term Loans evidenced thereby, (iv) mature on the B-3 Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.”

5. Section 1.07 of the Credit Agreement is hereby amended by (i) inserting the text “, B-3 Term Loans” immediately after the text “B-2 Term Loans” appearing in the first sentence of said Section and (ii) inserting the text “, B-3 Term Loan Commitments” immediately after the text “B-2 Term Loan Commitments” appearing in the first sentence of said Section.

6. Section 3.03 of the Credit Agreement is hereby amended by inserting the following new clause (f) at the end of said Section:

“(f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total B-3 Term Loan Commitment (and the B-3 Term Loan Commitment of each Lender) shall terminate in its entirety on the Third Amendment Effective Date (after giving effect to the incurrence of B-3 Term Loans on such date).”

7. Section 4.01(a) of the Credit Agreement is hereby amended by (i) inserting the text “ B-3 Term Loans,” immediately after the text “B-2 Term Loans,” appearing in clause (i) of said Section, (ii) deleting the text “or B-2 Term Loans” appearing in clause (ii)(x) of said Section and inserting the text “, B-2 Term Loans or B-3 Term Loans” in lieu thereof, (iii) deleting the word “and” appearing at the end of clause (v) of said Section and (iv) inserting the text “; and (vii) each voluntary prepayment of B-3 Term Loans pursuant to this Section 4.01(a) shall be applied to reduce the then remaining B-3 Scheduled Repayments on a pro rata basis (based upon the then remaining unpaid principal amounts of such B-3 Scheduled Repayments after giving effect to all prior reductions thereto)” immediately after clause (vi) of said Section.

8. Section 4.01(b) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Each prepayment of any B-3 Term Loans pursuant to this Section 4.01(b) shall be applied to reduce the then remaining B-3 Scheduled Repayments of the B-3 Term Loans on a pro rata basis (based upon the then remaining unpaid principal amounts of such B-3 Scheduled Repayments after giving effect to all prior reductions thereto).”

9. Section 4.02(b) of the Credit Agreement is hereby amended by inserting the following new sub-clause (iv) at the end of said Section:

“(iv) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below (each, a “B-3 Scheduled Repayment Date”), the Borrower shall be required to repay that principal amount of B-3 Term Loans, to the extent then outstanding, as is set forth below opposite each such date (each such repayment, as the same may be reduced as provided in Sections 4.01(a), 4.01(b) or 4.02(g), a “B-3 Scheduled Repayment”):

B-3 Scheduled Repayment Date	Amount
March 31, 2005	$1,125,000

June 30, 2005	$1,125,000

September 30, 2005	$1,125,000

December 31, 2005	$1,125,000

March 31, 2006	$1,125,000

June 30, 2006	$1,125,000

September 30, 2006	$1,125,000

December 31, 2006	$1,125,000

March 31, 2007	$1,125,000

June 30, 2007	$1,125,000

September 30, 2007	$1,125,000

December 31, 2007	$1,125,000

March 31, 2008	$1,125,000

June 30, 2008	$1,125,000

September 30, 2008	$1,125,000

December 31, 2008	$1,125,000

March 31, 2009	$1,125,000

June 30, 2009	$1,125,000

September 30, 2009	$1,125,000

December 31, 2009	$1,125,000

March 31, 2010	$1,125,000

June 30, 2010	$1,125,000

September 30, 2010	$1,125,000

B-3 Term Loan Maturity Date	$424,125,000”.

10. Section 4.02(e) of the Credit Agreement is hereby amended by deleting the amount “$25,000,000” appearing therein and inserting the amount “$50,000,000” in lieu thereof.

11. Sections 4.02(c), 4.02(d), 4.02(e) and 4.02(f) of the Credit Agreement are each hereby amended by (i) deleting the word “or” immediately before sub-clause (II) each place such word appears in each such Section and (ii) inserting the following new text immediately after the text “outstanding B-2 Term Loans” each place such text appears in each such Section:

“,or (III) the Third Amendment Effective Date, outstanding B-3 Term Loans.”

12. Section 4.02(g) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“The amount of each principal repayment of B-3 Term Loans made as required by Sections 4.02(c), (d), (e) and (f) shall be applied to reduce the then remaining B-3 Scheduled Repayments on a pro rata basis (based upon the then remaining unpaid principal amounts of such B-3 Scheduled Repayments after giving effect to all prior reductions thereto).”

13. Section 4.02(i) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (v) thereof and inserting the text “, (vi) all then outstanding B-3 Term Loans shall be repaid in full on the B-3 Term Loan Maturity Date and” in lieu thereof and (ii) re-designating clause (vi) thereof as clause “(vii)”.

14. Section 7.08(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said Section:

“All proceeds of the Additional B-3 Term Loans will be used by the Borrower (i) first, to repay outstanding B-2 Term Loans of Third Amendment Non-Consenting Lenders (if any) on the Third Amendment Effective Date, and (ii) second, to defease and redeem the outstanding 10-1/2% Senior Subordinated Notes as contemplated by Section B.5(iv) of the Third Amendment.”

15. The proviso appearing in the last sentence of Section 8.01(i) of the Credit Agreement is hereby amended by inserting the text “and prior to the Third Amendment Effective Date” immediately after the words “the Second Amendment Effective Date” appearing in clause (y) thereof.

16. Section 9.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xviii) thereof, (ii) inserting the text “and the following paragraph (xx), in each case” immediately after the text “paragraphs (i) through (xviii)” appearing in clause (xix) thereof, (iii) deleting the period appearing at the end of clause (xix) thereof and inserting “; and” in lieu thereof and (iv) inserting the following new clause (xx) at the end thereof:

“(xx) licenses and sublicenses of intellectual property among the Borrower and its Wholly-Owned Subsidiaries.”

17. Section 9.02(v) of the Credit Agreement is hereby amended by deleting the amount “$25,000,000” appearing therein and inserting the amount “$50,000,000” in lieu thereof.

18. Section 9.02(xi) of the Credit Agreement is hereby amended by (i) deleting the number “45” appearing therein and inserting the number “90” in lieu thereof and (ii) deleting the word “and” appearing at the end thereof.

19. Section 9.02 of the Credit Agreement is hereby further amended by (i) deleting the period appearing at the end of clause (xii) thereof and inserting “; and” in lieu thereof and (ii) inserting the following new clause (xiii) at the end thereof:

“(xiii) the Borrower and its Subsidiaries may grant licenses or sublicenses of intellectual property to the Borrower and its Wholly-Owned Subsidiaries so long as no such grant otherwise restricts any Credit Party’s right to grant a Lien on such intellectual property in favor of the Collateral Agent.”

20. Section 9.05(xi) of the Credit Agreement is hereby amended by deleting the amount “$250,000,000” appearing therein and inserting the amount “$300,000,000” in lieu thereof.

21. Section 9.05 of the Credit Agreement is hereby further amended by (i) deleting the word “and” appearing at the end of clause (xii) thereof, (ii) deleting the period appearing at the end of clause (xiii) thereof and inserting “; and” in lieu thereof and (iii) inserting the following new clause (xiv) at the end thereof:

“(xiv) the Borrower and its Wholly-Owned Subsidiaries may make Investments consisting of inventory and other working capital to Wholly-Owned Subsidiaries of the Borrower organized under the laws of Bermuda and Singapore in an aggregate amount not to exceed $300,000,000 from and after the Third Amendment Effective Date.”

22. Section 9.08 of the Credit Agreement is hereby amended by deleting the amount “$65,000,000” appearing therein and inserting the amount “$30,000,000” in lieu thereof.

23. Section 9.09 of the Credit Agreement is hereby amended by deleting the text “2.00:1.00” appearing therein and inserting the text “2.75:1.00” in lieu thereof.

24. Section 9.10(i) of the Credit Agreement is hereby amended by deleting sub-clauses (y) and (z) of the proviso thereof and inserting the following new sub-clause (y) in lieu thereof:

“and (y) the Borrower may redeem or otherwise repurchase outstanding Subordinated Notes so long as at the time of each such redemption or other repurchase and after giving effect thereto (i) the Borrower and its Wholly-Owned Subsidiaries hold Unrestricted cash and Cash Equivalents of at least $250,000,000 and (ii) no Revolving Loans or Swingline Loans are outstanding;”.

25. The definition of “Additional Permitted Subordinated Debt” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text “B-2 Term Loan Maturity Date” appearing in clause (ii) thereof and inserting the text “B-3 Term Loan Maturity Date” in lieu thereof.

26. The definition of “Applicable Margin” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (i) of said definition, (ii) inserting the text “(iv) in respect of B-3 Term Loans that are maintained as (x) Base Rate Loans, a percentage per annum equal to 0.75%, and (y) Eurodollar Loans, a percentage per annum equal to 1.75%,” immediately following clause (iii) of said definition and (iii) re-designating clause “(iv)” of said definition as clause “(v)”.

27. The definition of “Commitment” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “, a B-3 Term Loan Commitment” immediately after the text “B-2 Term Loan Commitment” appearing in said definition.

28. The definition of “Cash Equivalents” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the words “one year” appearing in clauses (i) and (ii) thereof and inserting the words “three years” in lieu thereof.

29. The definition of “Eurodollar Rate” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) inserting the text “(A) with respect to Revolving Loans that are maintained as Eurodollar Loans,” immediately following the text “shall mean” appearing before sub-clause (a) thereof and (ii) inserting the following new clause (B) at the end of said definition:

“, and (B) with respect to any Term Loan that is maintained as a Eurodollar Loan for any Interest Period, (a) the LIBOR rate appearing on Page 3750 of the Dow Jones Telerate Screen (or on any successor or substitute page of such Screen, or any successor to or substitute for such Screen, providing rate quotations comparable to those currently provided on such page of such Screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the interbank Eurodollar market) at approximately 11:00 A.M. (New York time) on the applicable Interest Determination Date, as the rate for Dollar deposits with a maturity comparable to such Interest Period, provided that in the event that such rate is not available at such time for any reason, then this component of the “Eurodollar Rate” with respect to such Eurodollar Loan for such Interest Period shall be the offered quotation to first-class banks in the New York interbank Eurodollar market by the Administrative Agent for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 10:00 A.M. (New York time) on the applicable Interest Determination Date, divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D.

30. The definition of “Lender Default” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “, 1.01(g)” immediately after the text “1.01(f)” appearing in said definition.

31. The definition of “Loan” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “each B-3 Term Loan,” immediately after the text “B-2 Term Loan,” appearing in said definition.

32. The definition of “Maturity Date” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “the B-3 Term Loan Maturity Date,” immediately after the text “B-2 Term Loan Maturity Date,” appearing in said definition.

33. The definition of “Minimum Borrowing Amount” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (iv) of said definition and (ii) inserting the text “, and (vi) for B-3 Term Loans, $5,000,000” immediately after clause (v) appearing in said definition.

34. The definition of “Note” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “each B-3 Term Note,” immediately after the text “each

B-2 Term Note,” appearing in said definition.

35. The definition of “Qualified Preferred Stock” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text “B-2 Term Loan Maturity Date” appearing in clause (v) thereof and inserting the text “B-3 Term Loan Maturity Date” in lieu thereof.

36. The definition of “Required Lenders” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) inserting the text “, B-3 Term Loans” immediately after the text “B-2 Term Loans” the first place such text appears in said definition and (ii) deleting the text “and B-2 Term Loans” appearing in clause (i) of said definition and inserting the text “, B-1 Term Loans, B-2 Term Loans and B-3 Term Loans” in lieu thereof.

37. The definition of “Tranche” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word “five” appearing in said definition and inserting the text “six” in lieu thereof and (ii) inserting the text “B-3 Term Loans,” immediately after the text “B-2 Term Loans,” appearing in said definition.

38. Section 11.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Additional B-3 Term Loans” shall have the meaning provided in Section 1.01(g).

“B-3 Scheduled Repayment” shall have the meaning provided in Section 4.02(b).

“B-3 Scheduled Repayment Date” shall have the meaning provided in Section 4.02(b).

“B-3 Term Loan” shall have the meaning provided in Section 1.01(g).

“B-3 Term Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “B-3 Term Loan Commitment,” as the same may be terminated pursuant to Sections 3.03 and/or 10. Notwithstanding the foregoing, if on the Third Amendment Effective Date (immediately prior to the incurrence of Additional B-3 Term Loans on such date) the sum of the B-3 Term Loan Commitments plus the aggregate principal amount of Converted B-3 Term Loans would exceed the aggregate outstanding principal amount of the B-2 Term Loans immediately prior to the Third Amendment Effective Date by more than $154,500,000, then the B-3 Term Loan Commitments of the Lenders shall be reduced by an amount equal to such excess (with such reduction to apply to proportionately reduce the B-3 Term Loan Commitment of each Lender).

“B-3 Term Loan Maturity Date” shall mean December 31, 2010.

“B-3 Term Note” shall have the meaning provided in Section 1.05(a).

“Converted B-3 Term Loans” shall have the meaning provided in Section 1.01(g).

“Restricted” shall mean, when referring to cash or Cash Equivalents of the Borrower or any of its Wholly-Owned Subsidiaries, that such cash or Cash Equivalents (i) appears (or would be required to appear) as “restricted” on a consolidated balance sheet of the Borrower or of any such Wholly-Owned Subsidiary, (ii) are subject to a Lien in favor of any Person other than the Collateral Agent for the benefit of the Secured Creditors or (iii) are not otherwise generally available for use by the Borrower or any of its Wholly-Owned Subsidiaries.

“Third Amendment” shall mean the Third Amendment to this Agreement, dated as of January 12, 2005.

“Third Amendment Consenting Lenders” shall have the meaning provided in Section 1.01(g).

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.

“Third Amendment Non-Consenting Lender” shall mean each Lender with outstanding B-2 Term Loans that is not a Third Amendment Consenting Lender.

“Total B-3 Term Loan Commitment” shall mean, at any time, the sum of the B-3 Term Loan Commitments of each of the Lenders at such time.

“Unrestricted” shall mean, when referring to cash or Cash Equivalents of the Borrower or any of its Wholly-Owned Subsidiaries, that such cash or Cash Equivalents are not Restricted.

39. Section 13.04(b) of the Credit Agreement is hereby amended by deleting the text “or outstanding B-2 Term Loans” appearing in clause (ii)(y) of said Section and inserting the text “, outstanding B-2 Term Loans or outstanding B-3 Term Loans” in lieu thereof.

40. Schedule I to the Credit Agreement is hereby amended by adding thereto the information set forth on Schedule I attached hereto.

41. Exhibit A-1 to the Credit Agreement is hereby amended by inserting the text “[B-3 Term Loans]” immediately after the text “[B-2 Term Loans] appearing in said Exhibit.

42. The Credit Agreement is hereby further amended by adding Exhibit B-6 thereto in the form of Exhibit B-6 attached hereto.

43. Exhibit O to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit O in the form of Exhibit O attached hereto.

44. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby agree that the first Interest Period on or after the Third Amendment Effective Date with respect to the B-3 Term Loans may have an Interest Period of less than one month.

B. Miscellaneous Provisions

1. In order to induce the Lenders to enter into this Third Amendment, each of Holdings and the Borrower hereby represents and warrants to each of the Lenders that immediately after giving effect to this Third Amendment (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (as defined below) (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date.

2. This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings, the Borrower and the Administrative Agent.

4. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when:

(i) Holdings, the Borrower, each Subsidiary Guarantor, the Required Lenders and each Lender with a B-3 Term Loan Commitment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office (but only so long as Third Amendment Consenting Lenders holding outstanding B-2 Term Loans in an aggregate principal amount which, when added to the remainder of (x) the aggregate amount of B-3 Term Loan Commitments of the Lenders minus (y) $154,500,000, equals at least the aggregate outstanding principal amount of B-2 Term Loans on the Third Amendment Effective Date (before giving effect to the incurrence (including by way of conversion of B-2 Term Loans) of B-3 Term Loans on such date) shall have signed a counterpart of this Third Amendment);

(ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders that have requested same an appropriate B-3 Term Note executed by the Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement;

(iii) all accrued and unpaid interest on all B-2 Term Loans shall have been paid in full and all costs of the type described in Section 1.11 of the Credit Agreement shall have been paid in full in connection with the repayment and/or conversion of the B-2 Term Loans on the Third Amendment Effective Date;

(iv) the Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed on behalf of the Borrower by the treasurer of the Borrower and also by any of the chairman of the board, the president, any vice president or the secretary of the Borrower, (x) certifying on behalf of the Borrower that the incurrence of all Additional B-3 Term Loans on the Third Amendment Effective Date is permitted under (and does not violate the provisions of) the 10-1/2% Senior Subordinated Note Indenture and setting forth in reasonable detail the reasons therefor and (y) containing financial calculations (in reasonable detail) demonstrating that the Consolidated Coverage Ratio (as defined in the 10-1/2% Senior Subordinated Note Indenture) exceeds 2.0 to 1.0 (after giving effect to the incurrence of all Additional B-3 Term Loans on the Third Amendment Effective Date);

(v) on the Third Amendment Effective Date (and concurrently with the incurrence of Additional B-3 Term Loans under the Credit Agreement), (I) the Borrower shall have delivered to the trustee for the 10-1/2% Senior Subordinated Notes (the “Trustee”) an irrevocable notice of redemption for at least $145,000,000 in aggregate principal amount of outstanding 10-1/2% Senior Subordinated Notes in accordance with the terms of the 10-1/2% Senior Subordinated Note Indenture (which redemption date shall be no later than 45 days after the Third Amendment Effective Date), (II) the Borrower shall have irrevocably deposited with the Trustee cash in an amount sufficient to redeem at least $145,000,000 in aggregate principal amount of outstanding 10-1/2% Senior Subordinated Notes on the applicable redemption date set forth in the irrevocable notice of redemption referred to above, (III) the Borrower shall have irrevocably instructed the Trustee in writing to apply the funds referred for in preceding clause (II) to the redemption of such outstanding 10-1/2% Senior Subordinated Notes, and (IV) the Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to it, that the matters set forth in preceding clauses (I) through (III) have been satisfied;

(vi) the Administrative Agent shall have received one or more opinions of counsel to the Credit Parties, each in form and substance reasonably satisfactory to the Administrative Agent, with respect to the transactions contemplated by this Amendment;

(vii) the Administrative Agent shall have received from each Credit Party certified copies of resolutions of their respective Boards of Directors (or the equivalent governing body) or statements of unanimous written consent in lieu thereof of each such Credit Party with respect to the matters set forth in this Amendment and the transactions contemplated herein, and such resolutions or statements, as the case may be, shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(viii) each of Holdings and the Borrower shall have paid to the Administrative Agent and the Lenders all fees and reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable legal fees and expenses of White & Case LLP and the fee set forth in Section B.6 below) payable to the Administrative Agent and the Lenders to the extent then due.

6. The Borrower hereby covenants and agrees, so long as the Third Amendment Effective Date occurs, to pay to each Lender which has executed and delivered to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) 3:00 P.M. (New York time) on January 12, 2005 or (y) the close of business on the Third Amendment Effective Date (such later date, the “Outside Date”), a non-refundable cash amendment fee equal to 0.05% of the sum of (x) its Revolving Loan Commitment as in effect on the Third Amendment Effective Date and (y) the aggregate principal amount of its Converted B-3 Term Loans outstanding on the Third Amendment Effective Date, which fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to such Lenders on the Third Amendment Effective Date.

7. By executing and delivering a counterpart hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the B-3 Term Loans) shall be fully guaranteed pursuant to the Guaranties in accordance with the terms and provisions thereof and shall be fully secured pursuant to the applicable Security Documents.

8. From and after the Third Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

* * *

IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be duly executed and delivered as of the date first above written.

FAIRCHILD SEMICONDUCTOR

INTERNATIONAL, INC.

By: /s/ Peter Groth

Name: Peter Groth Title: Vice President and Corporate Treasurer

FAIRCHILD SEMICONDUCTOR

CORPORATION

By: /s/ Peter Groth

Name: Peter Groth Title: Vice President and Corporate Treasurer

FAIRCHILD SEMICONDUCTOR CORPORATION OF CALIFORNIA
KOTA MICROCIRCUITS, INC.
QT OPTOELECTRONICS, INC.
QT OPTOELECTRONICS

By: /s/ Peter Groth

Name: Peter Groth Title: Vice President and Corporate Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By: /s/ Paul O’Leary

Name: Paul O’Leary Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS JANUARY 12, 2005, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 19, 2003, AMONG FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC., FAIRCHILD SEMICONDUCTOR CORPORATION, VARIOUS LENDERS, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT, BANK OF AMERICA N.A. (F/K/A FLEET NATIONAL BANK), AS SYNDICATION AGENT, AND CREDIT SUISSE FIRST BOSTON, LEHMAN COMMERCIAL PAPER INC. AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION:

By:

Name:
Title:

[Signatures of other members of lending syndicate omitted.]

SCHEDULE I

Lender	B-3 Term Loan Commitment
Deutsche Bank Trust Company Americas	$153,498,685.30

EXHIBIT B-6

FORM OF B-3 TERM NOTE

$_____ New York, New York

[Date]

FOR VALUE RECEIVED, FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Borrower”), hereby promises to pay to      or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank Trust Company Americas (the “Administrative Agent”) initially located at 90 Hudson Street, Jersey City, New Jersey 07302 on the B-3 Term Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of      DOLLARS ($     ) or, if less, the aggregate unpaid principal amount of all B-3 Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

This Note is one of the B-3 Term Notes referred to in the Credit Agreement, dated as of June 19, 2003, among Fairchild Semiconductor International, Inc., the Borrower, the lenders from time to time party thereto (including the Lender), the Administrative Agent, Bank of America N.A (f/k/a Fleet National Bank), as Syndication Agent, and Credit Suisse First Boston, Lehman Commercial Paper Inc. and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agents (as amended, modified or supplemented from time to time, the “Credit Agreement”), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Guaranties (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the B-3 Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

FAIRCHILD SEMICONDUCTOR CORPORATION

By:

Name:
Title:

FORM OF ASSIGNMENT

AND

ASSUMPTION AGREEMENT1

This Assignment and Assumption Agreement (the “Assignment”), is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and [[the] [each] Assignee identified in item [2] [3] below ([the] [each an] “Assignee”). [It is understood and agreed that the rights and obligations of such Assignee hereunder are several and not joint]. Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective Tranches identified below (including, to the extent included in any such Tranches, Letters of Credit and Swingline Loans) (the “Assigned Interest”). [Such] [Each] sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

[1.]	Assignor:

[2.]	Assignee: [2]

[2.][3.] [3.]	Credit Agreement: Assigned Interest: 3	Credit Agreement, dated
as of June 19, 2003,
among Fairchild
Semiconductor
International, Inc.,
Fairchild Semiconductor
Corporation, the Lenders
party thereto from time
to time, Deutsche Bank
Trust Company Americas,
as Administrative Agent,
Bank of America N.A.
(f/k/a Fleet National
Bank), as Syndication
Agent, and Credit Suisse
First Boston, Lehman
Commercial Paper Inc. and
Morgan Stanley Senior
Funding, Inc., as
Co-Documentation Agents
(such Credit Agreement,
as in affect on the date
of this Assignment, being
herein called the “Credit
Agreement”).

		Aggregate Amount of	Amount of	Percentage of
		Commitment/Loans	Commitment/ Loans	Assigned
	Tranche Assigned	for All Lenders	Assigned	Commitment/ Loans4

[Name of Assignee]		$	$	%

[Name of Assignee]		$	$	%

[4.] Assigned Interest:5

Percentage of
	Aggregate Amount of	Amount of	Assigned
Tranche	Commitment/Loans	Commitment/Loans	Commitment/Loan
Assigned	for All Lenders	Assigned	6
Revolving Loan Commitment/ Revolving Loans	$	$	$
Term Loans	$	$	$
B-1Term Loans	$	$	$
B-2 Term Loans	$	$	$
B-3 Term Loans	$	$	$

Effective Date      ,      , 200     .

Payment Instructions:

Attention:

Reference:

Address for Notices:

Relationship Contact:

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Name:

Title:

ASSIGNEE7
[NAME OF ASSIGNEE]

By:

Name:
Title:

[Consented to and]8 Accepted:
Deutsche Bank Trust Company Americas,

as Administrative Agent

By:

Name:

Title:

[Consented to:

Fairchild Semiconductor Corporation

By:

Name:

Title:]9

Fairchild Semiconductor Corporation

CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT

AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto, other than this Assignment, or any collateral thereunder, (iii) the financial condition of Holdings or any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by Holdings or any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Documents.

1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Transferee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.05(a) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, attached to this Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payment. From and after the Effective Date, the Administrative Agent shall make all payment in respect to the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS).

1 This form of Assignment and Assumption Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same or related investment managers.

2 Item 2 should list the Assignee if the form is used for a single Assignee. In the case of an assignment to funds managed by the same or related investment managers, the Assignees should be listed in the table under bracketed item 3.

3 Insert this chart if this Form of Assignment and Acceptance is being used for assignment to funds managed by the same or related investment managers.

4 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder for the respective Tranche.

5 Insert this chart if this Form of Assignment and Acceptance is being used by a Lender for an assignment to a single Assignee.

6Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

7 Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

8Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement.

9Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement and then only so long as no Default under Section 10.01 or 10.05 of the Credit Agreement exists and/or no Event of Default exists.